UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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YEW BIO-PHARM GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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YEW BIO-PHARM, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DECEMBER 13], 2012

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders (the “Special Meeting”) of Yew Bio-Pharm Group, Inc., a Nevada corporation (the “Company”), which will be held at the National Judges College of Heilongjiang Branch, 47 Xiangjiang Road, Nangang District, Harbin, People’s Republic of China, at 10:00 a.m. local time on [December 13], 2012, for the purposes of considering and voting upon the following matters:

1.
A proposal to increase the authorized capital stock of the Company from 50,000,000 shares of common stock to 140,000,000 shares of common stock and from 0 shares of preferred stock to 10,000,000 shares of preferred stock;

2.	A proposal to ratify the restructure of the Company (the “Second Restructure”);

3.	A proposal to adopt the Yew Bio-Pharm, Inc. 2012 Equity Incentive Plan; and

4.	A proposal to authorize the issuance of stock purchase options (individually a “Founder’s Option” and collectively the “Founders’ Options”) to our directors.

These matters are described more fully in the proxy statement accompanying this notice.

Our shareholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the shareholders at the Special Meeting.

The Board has fixed the close of business on [November 1,] 2012 as the record date (the “Record Date”) for determining those shareholders who will be entitled to notice of and to vote at the Special Meeting. The stock transfer books will remain open between the Record Date and the date of the Special Meeting.

Representation of at least a majority in voting interest of our common stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the Special Meeting. Accordingly, it is important that your shares be represented at the Special Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Special Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors, Zhiguo Wang President and Chief Executive Officer

xxxxxxxxxxxxx, 2012
Las Vegas, Nevada

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
OF YEW BIO-PHARM, INC.

To Be Held on [December 13,] 2012

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the Special Meeting of Shareholders (the “Special Meeting”), which will be held at 10:00 a.m. local time on [December 13,] 2012 at the National Judges College of Heilongjiang Branch, 47 Xiangjiang Road, Nangang District,  Harbin, People’s Republic of China, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to shareholders on or about [xxxxxxxxxxxx], 2012.  The Company’s executive offices are located at 294 Powerbilt Avenue, Las Vegas, Nevada 89148 and its telephone number at that location is (702) 487-6727.

 VOTING RIGHTS AND SOLICITATION

The close of business on [November 1,] 2012 was the record date (the “Record Date”) for shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, we had 50,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, issued and outstanding. All of the shares of our common stock outstanding on the Record Date, and only those shares, are entitled to vote on each of the proposals to be voted upon at the Special Meeting. Holders of common stock of record entitled to vote at the Special Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

In voting with regard to each proposal, shareholders may vote in favor of each proposal or against each proposal or may abstain from voting on each proposal.  The vote required to approve each proposal is governed by Nevada law, and the minimum vote required is a majority of the total votes cast on each such proposal, provided a quorum is present.  As a result, in accordance with Nevada law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on each proposal.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the Special Meeting in accordance with the shareholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR each of Proposal One, Proposal Two, Proposal Three and Proposal Four.

Management does not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the Special Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

 Any shareholder has the right to revoke his, her or its proxy at any time before it is voted at the Special Meeting by giving written notice to our Secretary and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Special Meeting and voting in person.

 The entire cost of soliciting proxies will be borne by the Company.  Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

PROPOSAL ONE

PROPOSAL TO INCREASE OUR
AUTHORIZED CAPITAL FROM 50,000,000 TO 140,000,000 SHARES
OF COMMON STOCK AND FROM 0 TO 10,000,000 SHARES
OF PREFERRED STOCK

General

Our Board of Directors (the “Board”) has approved an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 140,000,000, and to newly authorize 10,000,000 shares of preferred stock, and directed that this amendment be considered by the shareholders at the Special Meeting. A form of the Amendment to the Articles of Incorporation is attached to this Proxy Statement as Appendix A.  Our articles of incorporation currently authorize the Company to issue 50,000,000 shares of common stock, $0.001 par value per share and does not have a provision for preferred stock. As of the Record Date, there were 50,000,000 shares of common stock and no shares of preferred stock issued and outstanding.

Reasons for and Effects of the Proposal

As of the Record Date, all 50,000,000 shares of the Company’s authorized common stock are issued and outstanding, leaving no shares available for future issuances. The Board believes that it is desirable to increase the number of authorized shares of common stock in order to ensure that there is a sufficient number available to provide the Company with adequate flexibility to issue common stock for proper corporate purposes that may be identified in the future.  Such purposes may include the issuance of stock in capital raises; the issuance of stock in connection with exercises of awards under the proposed 2012 Equity Incentive Plan (the “2012 Plan”), which shareholders are being asked to vote upon under Proposal Three; and the issuance of stock in connection with exercises of the Founders’ Options, which shareholders are being asked to vote upon under Proposal Four.

At this time, the Company’s articles of incorporation do not authorize preferred stock. The Board believes that it is desirable to authorize preferred stock and further provide the Board the authority to change the rights and preferences of unissued shares of preferred stock without obtaining the approval of the Company’s shareholders, commonly referred to as “blank check” preferred stock.  The Board believes that it is desirable to create “blank check” preferred stock in order to ensure adequate flexibility to issue preferred stock for proper corporate purposes that may be identified in the future, on such terms and conditions as may be negotiated in the future.  Preferred stock is a typical security issued in certain capital raises.

Future Issuances

The additional shares could be used, among other things, for stock dividends, acquisitions of other companies, public or private financings to raise additional capital and stock-based employee benefit plans. There are currently no commitments or agreements for the issuance of additional shares of stock, except that the shareholders are being asked to approve the Founders’ Options (Proposal Four), which, if approved, would likely result in the issuance of the number of additional shares of common stock stated in that Proposal.

If the proposed amendment is adopted, the newly authorized shares would be unreserved and available for issuance by the Company without further shareholder action, except as provided by Nevada law or the rules of any stock exchange or automated quotation system on which the Company’s common stock may then be listed or quoted. All of the additional shares resulting from the proposed increase in the Company’s authorized common stock would be of the same class if and when they are issued, and holders would have the same rights and privileges as holders of shares of common stock presently issued and outstanding, including the same dividend, voting and liquidation rights.

The holders of the Company’s common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any additional shares in connection with a new issuance of capital stock of the Company in order to maintain their proportionate ownership of the Company’s common stock. Accordingly, if the Board of the Company elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power, and equity ownership of current shareholders. In addition, each share of common stock is entitled to one vote in the election of directors and other matters. The holders of the Company’s common stock are not entitled to cumulative voting.

The proposed increase in the authorized number of shares of capital stock could have an anti-takeover effect. The availability for issuance of additional shares of common or “blank check” preferred stock could discourage, or make more difficult, efforts to obtain control of the Company because such shares could be issued to dilute the voting power of a person seeking control. For example, it may be possible for the Board to delay or impede a merger, tender offer, or proxy contest that it determines is not in the best interests of the Company and its shareholders by causing such additional authorized shares to be issued to holders who might side with the board in opposing such a takeover or change in control.  By potentially discouraging unsolicited takeover attempts, the proposed amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or under a merger proposal and may also have the effect of permitting the Company’s current management, including the current Board, to retain its position and resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

Dilutive Effect of Increase in Authorized Capital Stock

By itself, an increase in the Company’s authorized capital stock will not have any dilutive effect on the Company’s shareholders.  However, if Proposal Four is approved by the shareholders, the Company intends to issue the Founders’ Options and expects that the grantees of the Founders’ Options will exercise those options for shares of common stock. Therefore, an indirect result of the approval of Proposal One and Proposal Four will be significant dilution of the percentage of the Company owned by the existing shareholders.  For more information about this dilutive effect, including a table showing current and pro forma capitalization of the Company, please see PROPOSAL FOUR.

If the shareholders do not approve the increase in the authorized capital stock but approve Proposal Four, the Founders’ Options will be issued but cannot be exercised by the grantees of the Founders’ Options until such time in the future that the authorized number of shares of common stock is increased.

Recommendation of the Board

The Board unanimously recommends a vote FOR the proposed increase in the authorized capital stock of the Company, including the creation of “blank check” preferred stock.

PROPOSAL TWO

PROPOSAL TO RATIFY THE SECOND RESTRUCTURE

General

In contemplation of our filing a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) and becoming a reporting company, we reorganized the Company to comply with the laws and regulations of the People’s Republic of China (“China” or the “PRC”). We refer to this reorganization as the “First Restructure”.  However, in October 2010, we determined, in consultation with our professional advisors, that the First Restructure did not meet certain technical PRC legal requirements and that the Company would need to be further reorganized, resulting in the Second Restructure.

While we have not discovered any precedent under Nevada law for a transaction like the Second Restructure, it is possible that the Second Restructure should have been approved by our shareholders because it may be viewed as having involved the sale of all or substantially all of our assets in that the stock of HDS was transferred from a wholly-owned subsidiary, Heilongjiang Jinshangjing Bio-Technology Development Co., Limited (“JSJ”), to Zhiguo Wang, Guifang Qi and Xingming Han (the “HDS Shareholders”), who are our current directors. Mr. Wang is also the founder of our Company and Madame Qi is his wife.

However, at the time we made the determination that it was necessary to proceed with the Second Restructure, we were not yet subject to the reporting obligations of the Exchange Act of 1934 (the “Exchange Act”).  As a result of that fact, we were unable to issue a proxy statement that complied with SEC proxy rules to our shareholders in connection with such approval in advance of the Second Restructure. Therefore, our Board approved the Second Restructure and the Second Restructure was implemented.

Now that we are subject to the reporting obligations of the Exchange Act, we are seeking ratification by our shareholders of the Second Restructure, in case shareholder approval under Nevada law is required.

Background and History of the Company’s Reorganization

The following discussion includes a summary only of certain terms of the agreements entered into in connection with the First Restructure and the Second Restructure. Any such summary is qualified in its entirety by the full terms and conditions of the agreements themselves.

First Restructure

Our operating variable interest entity (“VIE”), Harbin Yew Science and Technology Development Co., Ltd. (“HDS”), was incorporated under the laws of the PRC on August 22, 1996. On April 17, 2003, HDS was privatized when the original shareholder of HDS, the State Forest Fire Control Research and Development Fund Heilongjiang Management Team, transferred its shares in HDS to a company controlled by Zhiguo Wang and his wife, Guifang Qi.

On November 28, 2003, the registered capital of HDS was increased from 500,000 Chinese Renminbi (“RMB”) to RMB 30,000,000 and the number of shareholders of HDS increased to 35, including 34 individual shareholders and one entity shareholder. On June 28, 2008, 29 individual shareholders of HDS transferred their shares in HDS to Mr. Wang and one individual shareholder transferred its shares in HDS to Xingming Han, and there was an increase of the registered capital of HDS from RMB 30,000,000 to RMB 45,000,000, the balance of which was paid by Mr. Wang in the amount of RMB 10,500,000 and HEFS in the amount of RMB 4,500,000.

Until February 23, 2010, HDS was owned by Zhiguo Wang (62.81%), his wife Guifang Qi (18.53%), Xingming Han (4.82%), a PRC individual named Yingjun Jiang (3.22%) and Heilongjiang Hongdoushan Ecology Forest Co., Ltd, a Chinese company (“HEFS”) (10.62%). Mr. Wang, Madame Qi, Mr. Han, Mr. Jiang and HEFS are collectively referred to herein as the “Original Shareholders”. Mr. Wang is the President and a director of the Company. Madame Qi is the wife of Mr. Wang and an officer and director of the Company. Mr. Han is an officer and director of the Company. HEFS is owned primarily by Mr. Wang and Madame Qi.

Yew Bio-Pharm Group, Inc. (sometimes referred to individually herein as “YBP”) was incorporated under the laws of Nevada on November 13, 2007. On October 29, 2009, YBP established a wholly-owned subsidiary, JSJ, incorporated in the PRC, as part of the First Restructure.

Also on October 29, 2009, the Harbin Economic Cooperation and Promotion Bureau (“HECPB”) approved JSJ to become a wholly-owned foreign enterprise (the “WOFE”), of YBP. HECPB is a governmental department of the City of Harbin with responsibility for business and economic cooperation and development in the city. According to the website of HECPB, it was established by the People’s Government of Harbin in 2004 and is in charge of issuing approvals and related documents to foreign companies with investments in Harbin. HECPB may be regarded as a municipal counterpart to and acting under grant of authority from the Ministry of Commerce (“MOFCOM”) of the PRC, which has the ultimate authority with respect to matters pertaining to businesses operating in the PRC, including foreign ownership of businesses and WOFEs.

Pursuant to the First Restructure, on February 23, 2010, the Company, through JSJ, entered into an Equity Transfer Agreement (collectively, the “First Transfer Agreements”) with each of the Original Shareholders. Pursuant to the First Transfer Agreements, the terms of which are substantially identical to each other, the Original Shareholders transferred all of their respective ownership in HDS to JSJ for an aggregate RMB 45,000,000, which amount represents the amount of the then registered capital of HDS. As a result of this transaction, HDS became a wholly-owned subsidiary of JSJ.

JSJ and the Original Shareholders also entered into a Supplemental Agreement dated February 26, 2010 (the “First Supplemental Agreement”), pursuant to which JSJ had the right to put the shares of HDS back to the Original Shareholders for the original purchase price of an aggregate RMB 45,000,000, in the event that the transaction did not close or PRC governmental approval was not received, within six months following the execution of the First Transfer Agreements.

As a result of the First Restructure, as described above, the organization of the Company looked as follows:

On May 10, 2010, JSJ, Mr. Wang, Mr. Jiang and HEFS entered into a Debtor’s and Creditors’ Rights Agreement (the “Creditors’ Agreement”), pursuant to which Mr. Jiang and HEFS assigned their rights, including the right to be paid for the HDS shares transferred by them to JSJ, under their respective First Transfer Agreements, to Mr. Wang, and Mr. Wang assumed the obligations of Mr. Jiang and HEFS under their respective First Transfer Agreements.

Before, during and after the First Restructure, Mr. Wang, Madame Qi and Mr. Han (collectively, the “HDS Shareholders”) served as the sole directors and principal executive officers of the Company, other than the position of Chief Financial Officer (“CFO”).

Second Restructure

In October 2010, the Company determined, in consultation with its professional advisors, that the First Restructure did not meet certain technical PRC legal requirements and that the Company would need to be further reorganized, resulting in the Second Restructure. Accordingly, on October 28, 2010, JSJ and each of the HDS Shareholders entered into new Equity Transfer Agreement (collectively, the “Second Transfer Agreements”), the terms of which are substantially identical to each other, pursuant to which 100% of the common stock of HDS was transferred by JSJ back to the HDS Shareholders for aggregate consideration of RMB 45,000,000. Since the consideration of RMB 45,000,000 due to the HDS Shareholders in the First Restructure had not yet been paid, pursuant to a Supplemental Agreement to the Second Equity Transfer Agreements dated February 16, 2011, the aggregate RMB 45,000,000 amount payable by the HDS Shareholders to JSJ for the return of their HDS common stock in respect of the Second Restructure, was offset against JSJ’s liability to the HDS Shareholders in the same aggregate amount in respect of the First Transfer Agreements, which amount had not yet been paid by JSJ.

As discussed above, Mr. Jiang and HEFS had assigned to Mr. Wang their respective rights and obligations vis-a-vis JSJ resulting from the First Restructure, pursuant to the First Supplemental Agreement and the Creditors’ Agreement, since as of such time Mr. Jiang and HEFS had not yet been paid for the transfer of their interests in HDS to JSJ in the First Restructure in the amount of 3.22% and 10.62% of HDS’s equity interest, respectively. Therefore, in the Second Restructure, pursuant to the Second Transfer Agreements, JSJ transferred to Mr. Wang not only his previous shareholdings in HDS before the First Restructure (representing 62.81% of HDS’s total equity), but also an additional 13.84% of the equity in HDS as a result of Mr. Wang’s being assigned Mr. Jiang’s 3.22% equity interest in HDS and HEFS’s 10.62% equity interest in HDS.

After the foregoing transactions were completed, the HDS Shareholders then owned 100% of the shares of HDS in the following percentages:

Mr. Wang	76.65%
Madame Qi	18.53%
Mr. Han	4.82%

On November 5, 2010, JSJ entered into a series of contractual arrangements (the “Contractual Arrangements”) with HDS and/or the HDS Shareholders, as described below:

•
Exclusive Business Cooperation Agreement. Pursuant to the Exclusive Business Cooperation Agreement between JSJ and HDS (the “Business Cooperation Agreement”), JSJ has the exclusive right to provide to HDS general business operation services, including advice and strategic planning, as well as consulting services related to technology, research and development, human resources, marketing and other services deemed necessary (collectively, the “Services”). Under the Business Cooperation Agreement, JSJ has exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of the Business Cooperation Agreement, including but not limited to copyrights, patents, patent applications, software and trade secrets. HDS shall pay to JSJ a monthly consulting service fee (the “Service Fee”) in RMB that is equal to 100% of the monthly net income of HDS. Upon the prior written consent by JSJ, the rate of Service Fee may be adjusted pursuant to the operational needs of HDS. Within 30 days after the end of each month, HDS shall (a) deliver to JSJ the management accounts and operating statistics of HDS for such month, including the net income of HDS during such month (the “Monthly Net Income”), and (b) pay 80% of such Monthly Net Income to JSJ (each such payment, a “Monthly Payment”). Within ninety (90) days after the end of each fiscal year, HDS shall (a) deliver to JSJ financial statements of HDS for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by JSJ, and (b) pay an amount to JSJ equal to the shortfall, if any, of the aggregate net income of HDS for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by HDS to JSJ in such fiscal year. HDS also granted an irrevocable and exclusive option to JSJ to purchase any and all of the assets of HDS, to the extent permitted under PRC law, at the lowest price permitted by PRC law. Unless earlier terminated in accordance with the provisions of the Business Cooperation Agreement or other agreements separately executed between JSJ and HDS, the Business Cooperation Agreement is for a term of ten years and expires on November 5, 2020; however, the term of the Business Cooperation Agreement may be extended if confirmed in writing by JSJ prior to the expiration of the term thereof. The period of the extended term shall be determined exclusively by JSJ and HDS shall accept such extended term unconditionally. Unless JSJ commits gross negligence, or a fraudulent act, against HDS, HDS shall not terminate the Business Cooperation Agreement prior to the expiration of the term, including any extended term. Notwithstanding the foregoing, JSJ shall have the right to terminate the Business Cooperation Agreement at any time upon giving 30 days’ prior written notice to HDS.

•
Exclusive Option Agreement. Under an Exclusive Option Agreement among JSJ, HDS and each HDS Shareholder (individually, an “Option Agreement”), the terms of which are substantively identical to each other, each HDS Shareholder has granted JSJ or its designee the irrevocable and exclusive right to purchase, to the extent permitted under PRC law, all or any part of the HDS Shareholder’s equity interests in HDS (the “Equity Interest Purchase Option”) for RMB 10. If an appraisal is required by PRC laws at the time when and if JSJ exercises the Equity Interest Purchase Option, the parties shall negotiate in good faith and, based upon the appraisal, make a necessary adjustment to the purchase price so that it complies with any and all then applicable PRC laws. Without the consent of JSJ, the HDS Shareholders shall not sell, transfer, mortgage or dispose of their respective shares of HDS stock. Additionally, without the prior consent of JSJ, the HDS Shareholders shall not in any manner supplement, change or amend the articles of association and bylaws of HDS, increase or decrease its registered capital, change the structure of its registered capital in any other manner, or engage in any transactions that could materially affect HDS’ assets, liabilities, rights or operations, including, without limitation, the incurrence or assumption of any indebtedness except incurred in the ordinary course of business, execute any major contract over RMB 500,000, sell or purchase any assets or rights, incur of any encumbrance on any of its assets or intellectual property rights in favor of a third party or transfer of any agreements relating to its business operation to any third party. The term of each Option Agreement is ten years commencing on November 5, 2020 and may be extended at the sole election of JSJ.

•
Equity Interest Pledge Agreement. In order to guarantee HDS’s performance of its obligations under the Business Cooperation Agreement, each HDS Shareholder, JSJ and HDS entered into an Equity Interest Pledge Agreement (individually, a “Pledge Agreement”), the terms of which are substantially similar to each other. Pursuant to the Pledge Agreement, each HDS Shareholder pledged all of his or her equity interest in HDS to JSJ. If HDS or the HDS Shareholders breach their respective contractual obligations and such breach is not remedied to the satisfaction of JSJ within 20 days after the giving of notice of breach, JSJ, as pledgee, will be entitled to exercise certain rights, including the right to foreclose upon and sell the pledged equity interests. During the term of the Pledge Agreement, the HDS Shareholder shall not transfer his or her equity interest in HDS or place or otherwise permit any other security interest of other encumbrance to be placed on such equity interest. Upon the full payment of the Service Fee under the Business Cooperation Agreement and upon the termination of HDS’s obligations thereunder, the Pledge Agreement shall be terminated.

•
Power of Attorney. Under a Power of Attorney executed by each HDS Shareholder (each, a “Power of Attorney”), the terms of which are substantially similar to each other, JSJ has been granted an exclusive, irrevocable power of attorney to take actions in the place and stead of the HDS Shareholder, to act on behalf of the HDS Shareholder as his or her exclusive agent and attorney with respect to all matters concerning the HDS Shareholder’s equity interests in HDS, including without limitation, the right to: 1) attend shareholders’ meetings of HDS; 2) exercise all the HDS Shareholder’s rights, including voting rights under PRC laws and HDS’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of the HDS Shareholder’s equity interests in HDS in whole or in part; and 3) designate and appoint on behalf of the HDS Shareholder the legal representative, executive director, supervisor, manager and other senior management of HDS.

On November 29, 2010, YBP established a wholly-owned subsidiary, Yew Bio-Pharm Holdings Limited (“Yew HK”), a limited liability company incorporated under the laws of Hong Kong. On January 26, 2011, YBP transferred its ownership in JSJ to Yew HK. As a result of the Second Restructure, HDS is considered a VIE, and YBP, as the sole shareholder of Yew HK and the ultimate parent company, is the controlling entity of HDS.

On April 15, 2011, Mr. Wang, Madame Qi and Mr. Han completed an updated registration with the State Administration of Foreign Exchange (“SAFE”), pursuant to the requirements under SAFE Circular 75.

As a result of the Second Restructure, as described above, the organization of the Company now looks as follows:

As of April 16, 2012, the HDS Shareholders collectively owned 22,805,512 shares, or approximately 45.61%, of YBP’s common stock (the “HDS Shareholders’ Stock”). Before, during and after the Second Restructure, the HDS Shareholders served as the sole directors and principal executive officers of the Company, other than the position of Chief Financial Officer.

While we have not discovered any precedent under Nevada law for a transaction like the Second Restructure, it is possible that the Second Restructure should have been approved by YBP’s shareholders on the theory that it may be viewed as having involved the sale of all or substantially all of YBP’s assets in that the stock of HDS was transferred from a wholly-owned subsidiary, JSJ, to the HDS Shareholders. However, at the time we made the determination that it was necessary to proceed with the Second Restructure, we were not yet subject to the reporting obligations of the Exchange Act of 1934 (the “Exchange Act”), even though under U.S. securities laws and the Rules and Regulations of the SEC, we should have been a reporting company at such time.  As a result of that fact, we were unable to issue a proxy statement that complied with SEC proxy rules to our shareholders in connection with such approval in advance of the Second Restructure. Therefore, our Board approved the Second Restructure and the Second Restructure was implemented.

Now that we are subject to the reporting obligations of the Exchange Act, we are seeking ratification by our shareholders of the Second Restructure and all of the transactions contemplated and effected in connection therewith, in case shareholder approval under Nevada law should have been obtained. While we believe that it is unclear if the Second Restructure requires shareholder approval under Nevada law, we also believe that if the Second Restructure is ratified by our shareholders, any possible concerns about the manner by which the Second Restructure was approved under Nevada law will be alleviated, since we believe that the Nevada Corporations Law allows for shareholder ratification after-the-fact of transactions requiring shareholder approval..

Because our three directors, Zhiguo Wang, Guifang Qi and Zingming Han, are interested in the outcome of Proposal Two, they will either not vote any stock they beneficially own or any votes they may cast will not be counted on Proposal Two at the Special Meeting.  Proposal Two must therefore receive the affirmative vote of the majority of shares other than those beneficially owned by Mr. Wang, Madame Qi and Mr. Han.

Reasons for the Second Restructure

The Board determined, consultation with its legal counsel in the PRC, that the Second Restructure was legally required because certain aspects of the First Restructure did not fully comply with applicable SAFE regulations and, therefore, that the Second Restructure was fair, and in the best interests of, the Company and its shareholders.

The Board considered a number of factors in its deliberations leading up to, and in approving, the Second Restructure without first obtaining shareholder approval, including the following:

•	Certain aspects of the First Restructure did not fully comply with applicable SAFE regulations and posed a risk to the Company of sanctions in the PRC if not remedied.

•	The need to implement the Second Restructure was urgent to remedy this situation.

•	At the time this determination was made, the Company was not yet a reporting company under U.S. securities laws and the Rules and Regulations of the SEC.

•
The Company’s U.S. counsel did not discover any precedent under Nevada law for a transaction like the Second Restructure, and it was not able to determine conclusively whether the Second Restructure should have been approved by the Company’s shareholders.

•
It is possible that shareholder approval of the Second Restructure is required under Nevada law because the Second Restructure may be viewed as having involved the sale of all or substantially all of YBP’s assets in that the stock of HDS was transferred from a wholly-owned subsidiary, JSJ, to the HDS Shareholders, in exchange for entering into the Contractual Arrangements.

•
The Company should have been a reporting company at the time of the Second Restructure and, had it been so, it would have been required to seek any necessary shareholder approval of the Second Restructure by use of a proxy statement that complied with Regulation 14A under the Exchange Act.

•
The Board did not believe that it could issue a proxy statement in compliance with Regulation 14A until such time as the Company was reporting and could not issue any other type of proxy statement at such time without violating U.S. securities laws and the Rules and Regulations of the SEC.

•
The Board believed that, assuming shareholder approval of the Second Restructure was required under Nevada law, it was in a situation of either (i) failing to remedy the violation of SAFE regulations and proceeding with the Second Restructure only after the Company was reporting and able to issue a proxy statement in compliance with Regulation 14A, or (ii) proceeding with the remedy of the violation of SAFE regulations and approving the Second Restructure with only Board approval.

•
The Board determined that it was in the best interest of the Company and its shareholders to comply with SAFE regulations first and, since it is not certain that shareholder approval under Nevada law is required, seek shareholder ratification, out of an abundance of caution, after the company became a reporting company.

The Board also considered potential negative factors relating to the Second Restructure, including the following:

•	the change from direct ownership of HDS to the Contractual Arrangements;

•	the risk that the benefits sought to be achieved by the Second Restructure would not be fully realized;

•	the risk that the Second Restructure might not be approved by governmental authorities in the PRC;

•	the risk that if shareholder approval of the Second Restructure is required under Nevada law, an after-the-fact ratification might not receive the requisite vote to ratify the Second Restructure;

•
the risk that if shareholder approval of the Second Restructure is required under Nevada law, an after-the-fact ratification might not be regarded by a Nevada court, or a court applying Nevada law, as compliant with the requirements of Nevada law; and

•	the other risks and uncertainties discussed under “Risk Factors”, beginning on page 29 of the Company’s Registration Statement, as amended, on Form 10/A (the “Form 10/A”).

The Board determined that the benefits of the Second Restructure and the need to remedy the non-compliance with SAFE regulations before waiting to become a reporting company and then seeking shareholder approval outweighed the risks of not proceeding in such manner and continuing to operate under the First Restructure. Because of the legal imperative to remedy the violation of SAFE regulations, the Board did not engage outside independent or other consultants to value or opine upon the terms of the Second Restructure. The terms of the Second Restructure were not arrived at as a result of arm’s-length negotiations. The Board consists of the same individuals who are the HDS Shareholders.

The foregoing discussion of information and factors considered and given weight by the Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Second Restructure, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations.

Consequences if Shareholders Do Not Ratify the Second Restructure

If shareholder approval of the Second Restructure is required under Nevada law, a fact of which we are not certain, and if we do not obtain the requisite shareholder vote to ratify the Second Restructure, it is possible that the validity of the Second Restructure could be challenged under Nevada law by Nevada authorities and we could face lawsuits from our shareholders. Moreover, in such event, we would face a legal dilemma in the form of a conflict of laws between the PRC and the State of Nevada, because it is probable that we would not be able to unwind the Second Restructure and restore the Company to the First Restructure since that is a violation of the laws and regulations of the PRC, which has jurisdiction over HDS and most of our assets. We do not believe that SAFE would issue its permission to unwind the Second Restructure.

On the other hand, if shareholder approval of the Second Ratification is not legally required under Nevada law, no such legal dilemma would exist regardless of whether the shareholders vote to approve Proposal Two.

Risks Relating to the Second Restructure

In addition to the significant risks that are set out above in this proxy statement, the operation of the business itself as presently conducted poses significant risks. These risk factors are set forth beginning on page 29 of the Form 10/A.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR the ratification of the Second Restructure.

PROPOSAL THREE

PROPOSAL TO ADOPT THE 2012 EQUITY INCENTIVE PLAN

On September 25, 2012, the Board adopted the 2012 Plan. At the Special Meeting, our shareholders are being asked to approve the 2012 Plan.

The following is only a summary of the 2012 Plan and is qualified in its entirety by reference to the full text of the 2012 Plan, a copy of which is attached as Appendix B to this proxy statement.

Purpose

The Board believes that the Company’s ability to award incentive compensation based on equity in the Company is critical to its ability to attract, motivate and retain key personnel. Approval of this proposal would provide 15,000,000 shares to be used for grants under the 2012 Plan.

We will need to attract, motivate and retain personnel so that we can continue to grow our business.  The creativity and entrepreneurial drive of such employees and other personnel who provide services to the Company will be critical to our success. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we will align their interests with those of our shareholders. Our employees, consultants and directors will understand that their stake in the Company will have value only if, working together, we create value for our shareholders. Awards under the 2012 Plan will generally vest over a period of time giving the recipient an additional incentive to provide services over a number of years and build on past performance.

It is the Company’s express intention that the 2012 Plan, including, among other things, the grant and exercise of options issued thereunder and manner of payment therefor, be approved by the shareholders pursuant to Rule 16b-3 under the Exchange Act. Among other things, this will allow the grantees of options under the 2012 Plan to exercise their options by delivering previously-owned shares of YBP common stock or canceling a certain number of shares subject to their options with an aggregate value that represents the difference, if any, between the exercise price and the fair market value on the date of exercise (otherwise known as a “cashless exercise”), and the grantee will not be subject to the short-swing profits prohibition under Section 16(b) of the Exchange Act.

Number of Shares

Under the 2012 Plan, 15,000,000 shares of our common stock are reserved for issuance under awards. Any shares that are represented by awards under the 2012 Plan that are forfeited, expire, or are canceled or settled in cash without delivery of shares, or that are forfeited back to us or reacquired by us after delivery for any reason, or that are tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the 2012 Plan, will again be available for awards under the 2012 Plan. Only shares actually issued under the 2012 Plan will reduce the share reserve. If we acquire another entity through a merger or similar transaction and issue replacement awards under the 2012 Plan to employees, officers and directors of the acquired entity, those awards, to the extent permitted under applicable laws and securities exchange rules, will not reduce the number of shares reserved for the 2012 Plan.

The 2012 Plan imposes the following additional maximum limitations, which limitations will be adjusted to take into account stock splits, reverse stock splits and other similar occurrences following the date the 2012 Plan is approved by the shareholders:

  •   The maximum number of shares that may be issued in connection with incentive stock options granted to any one person in any calendar year intended to qualify under Internal Revenue Code Section 422 is 10,000,000 shares.

  •   The maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one person in any calendar year is 5,000,000 shares, except that this limit is 10,000,000 shares if the grant is made in the year of the recipient’s initial employment.

  •   The maximum number of shares that may be subject to restricted stock or restricted stock units granted to any one person in any calendar year is 5,000,000 shares.

The maximum number shares that may be subject to awards granted to any one Participant in any calendar year of (i) performance shares, and/or performance units (the value of which is based on the Fair Market Value of a Shares), is 5,000,000 Shares; and (ii) of performance units (the value of which is not based on the Fair Market Value of a Share) that could result a payment of more than $500,000.

The Plan Administrator (as defined below under “Administration”), in its discretion, may grant awards that exceed the above limits (other than the limits on incentive stock options) if the Plan Administrator determines that such awards will not be considered “qualified performance-based compensation” within the meaning of Internal Revenue Code Section 162(m), but only if and to the extent that such discretion does not disqualify performance-based awards from qualifying as such under Internal Revenue Code Section 162(m). The number of shares reserved for issuance under the 2012 Plan, and the limits on the number of awards that may be granted to any one participant or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration

The 2012 Plan will be administered by the Compensation Committee if the Board has such a committee and, if there is no Compensation Committee, then by the Board as a whole (the Plan Administrator”).  The Plan Administrator will have full power to administer the 2012 Plan and the decisions of the Plan Administrator will be final and binding upon all the participants.

The Board may delegate the Plan Administrator’s administrative authority to another committee of the Board, or the Plan Administrator may delegate some of its authority to the Chief Executive Officer of the Company. Any such delegation may be made only to the extent the law allows. In no event may such delegation be made with respect to awards granted to individuals who are subject to Section 16 of the Exchange Act unless the delegation is made to a committee composed entirely of non-employee directors.

Eligibility

The selection of the participants in the 2012 Plan will generally be determined by the Plan Administrator. Employees and those about to become employees, including those who are officers or directors of the Company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the 2012 Plan. In addition, non-employee service providers, including non-employee directors, and employees of unaffiliated entities that provide bona fide services to the Company as an independent contractor are eligible to be selected to receive awards under the 2012 Plan. Non-employee directors of the Board are eligible for and shall receive automatic grants of options (as described in more detail below) without approval by the Plan Administrator.

As of September 17, 2012, four named executive officers and 41 other employees are eligible to be selected by the Plan Administrator to receive grants under the 2012 Plan.

Types of Awards

The 2012 Plan allows for the grant of stock options, stock appreciation rights, restricted stock awards and restricted stock units in any combination, separately or in tandem. Subject to the terms of the 2012 Plan, the Plan Administrator will determine the terms and conditions of awards (other than the automatic option grants to non-employee directors), including the times when awards vest or become payable and the effect of certain events such as termination of employment.

Stock Options.    The Plan Administrator may grant either incentive stock options qualified with respect to Internal Revenue Code Section 422 or options not qualified under any section of the Internal Revenue Code (“non-qualified options”). All stock options granted under the 2012 Plan must have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date. As of September 24, 2012, none of our securities was listed or quoted on any exchange or quotation system in the United States or any other country or jurisdiction.  No stock option granted under the 2012 Plan may have a term longer than ten years, except that under the 2012 Plan the term may be extended for six months beyond the date of death in the event that an option recipient dies prior to the option’s termination date. The exercise price of stock options may be paid in cash, or, if the Plan Administrator permits, by tendering shares of common stock, or by any other means the Plan Administrator approves. Our stock options may contain a replenishment provision under which we issue a new option to an option holder (a “replenishment option”), in order to maintain his or her equity stake in the company, if the option holder surrenders previously-owned shares to us in payment of the exercise price of an outstanding stock option. The automatic replenishment option grant generally covers only the number of shares surrendered, and expires at the same time as the option that was exercised would have expired.

Under the 2012 Plan, either (i) the Board is responsible for determining the number of shares that each non-employee director will be granted annually or (ii) each non-employee director will receive an automatic initial grant of an option for 5,000 shares on the date he or she first joins the Board (or a pro-rated number if he or she joins the Board at a time other than at the annual shareholders’ meeting), and an annual grant of an option for an additional 5,000 shares in each subsequent year on the date of the regular annual shareholders’ meeting, beginning with the Special Meeting.  In addition, the Plan Administrator may grant options for an additional number of shares to non-employee directors. The automatic options granted to non-employee directors are exercisable in full on the first anniversary of the date of grant, or earlier in the event of death, disability, retirement or a change of control of the Company. If the director resigns for other than death, disability, or retirement prior to the first anniversary of the grant date, a pro rata portion of the option will become vested on the date of such resignation. Automatic non-employee director option grants expire on the tenth anniversary of the grant date or if earlier, on the 90th day after the director terminates service for any reason.

Stock Appreciation Rights.    The Plan Administrator may grant stock appreciation rights which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date, except that under the 2012 Plan the term may be extended for six months beyond the date of death in the event that a recipient dies prior to the termination date of the SARs.

Restricted Stock and Restricted Stock Unit Awards.    The Plan Administrator may grant shares of restricted common stock with or without payment of consideration by the recipient, or may grant restricted stock units. The Plan Administrator will determine whether restricted stock units will be paid in cash, our common stock or a combination thereof. All or part of any restricted stock or restricted stock unit award may be subject to conditions and restrictions, which the Plan Administrator will specify. There will be a restriction period of at least three years’ duration on stock and unit awards, unless the vesting of such awards is contingent on the attainment of performance goals, in which case the restriction period must be at least one year. The Plan Administrator may specify that the restriction period will lapse in the event of the recipient’s termination of employment as a result of death, disability or retirement. In addition, the Plan Administrator may provide for a shorter restriction period if it determines in its sole discretion that an award of restricted stock or restricted stock units is made in lieu of cash compensation (including without limitation cash bonus compensation).

Change of Control

The Plan Administrator may determine, in its discretion, whether an award issued under the 2012 Plan will become vested or payable, either in whole or in part, upon a change of control of the Company (as defined in the 2012 Plan). In addition, each holder of an option or stock appreciation right, and each holder of shares received under a restricted stock award, restricted stock unit award, performance award or dividend equivalent award, if any, that vested or became payable as a result of the change of control, may have the right for a period of 30 days following the change of control to surrender the award or shares for a cash payment equal to:

•
in the case of an option or stock appreciation right, the difference between the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control, and the grant or exercise price of the award; and

•	in the case of shares, the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control.

The Plan Administrator may also cancel any options or stock appreciation rights that are not exercised or surrendered during the 30-day period described above.

The provisions of the 2012 Plan governing the ability of participants to surrender awards upon a change of control for a cash payment will also apply to awards made under the Frozen Plan. Accordingly, upon approval of the 2012 Plan, the Frozen Plan will be deemed amended to incorporate these change of control provisions.

Transferability of Awards

Awards granted under the 2012 Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise approves a transfer.

Foreign Participation

The Plan Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Plan Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2012 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Plan Administrator approves for purposes of using the 2012 Plan in a foreign country will not affect the terms of the 2012 Plan for use in any other country.

Awards

All awards which may be granted under the 2012 Plan are discretionary, and no awards have been granted to date under the 2012 Plan. The Plan Administrator has not considered specific awards to be made under the 2012 Plan; therefore, the number of shares that will be covered by any awards or the individuals to whom awards will be made cannot be determined at this time.

Amendments

The Board or Plan Administrator may alter, amend, suspend or discontinue the 2012 Plan at any time, but no such action may be taken without shareholder approval if such approval is required by law or listing requirements, or if such action increases the number of shares that may be issued under the 2012 Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Plan Administrator may alter or amend awards under the 2012 Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior shareholder approval if it would result in repricing a stock option to a lower exercise price other than to reflect a capital adjustment of our stock, such as a stock split. The Company has never repriced options in the past.

Term of Plan

If our shareholders approve Proposal Three, the 2012 Plan will become effective as of [December 13,] 2012, and will remain in effect until [December 13,] 2022, unless it is terminated earlier by the Board or the Plan Administrator.

2012 Plan Benefits

Because the value of benefits under the 2012 Plan will depend on the Plan Administrator’s actions and because the value of option and other stock awards will depend on the fair market value of common stock at various future dates, it is not possible to determine all benefits that will be received by employees, officers, and directors if the 2012 Plan is approved by the shareholders.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2012 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2012 Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options.    An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Internal Revenue Code Section 422. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Non-Qualified Stock Options.    Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

Other Considerations.    The Internal Revenue Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2012 Plan which are based on performance goals, including stock options and stock appreciation rights granted at fair market value, to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of September 24, 2012, the number of shares of our common stock owned of record and beneficially by all directors, executive officers and persons who beneficially own more than 5% of the outstanding shares of common stock of the Company:

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Directors and Executive Officers:
Zhiguo Wang (2)(3)(5) No.234, Gexin Street Nangang District, Harbin City People’s Republic of China	24,592,212	49.18%

Guifang Qi (2)(4)(5) No.234, Gexin Street Nangang District, Harbin City People’s Republic of China	24,592,212	49.18%

Xingming Han(5) Door 3, Floor 7, Unit 2, vice No.23 Tongzhan Street Xiangfang District, Harbin City People’s Republic of China	213,300	*

Adam Wasserman 1643 Royal Grove Way Weston, FL 33327	0	0%

All Directors and Executive Officers as a group (4 persons) (5)	24,805,512	49.61%

*	less than 1%
(1)	Percentages are calculated on the basis of 50,000,000 shares of common stock outstanding as of September 24, 2012.
(2)	Zhiguo Wang and Guifang Qi are husband and wife.
(3)
Consists of (i) 20,103,475 shares held by Mr. Wang; (ii) 2,488,737 shares held by Madame Qi; and (iii) 2,000,000 shares held by an immediate family member living in Mr. Wang’s and Madame Qi’s residence and as to which Mr. Wang disclaims beneficial ownership.

(4)
Consists of (i) 2,488,737 shares held by Madame Qi; (ii) 20,103,475 shares held by Mr. Wang; and (iii) 2,000,000 shares held by an immediate family member living in Mr. Wang’s and Madame Qi’s residence and as to which Madame Qi disclaims beneficial ownership.

(5)	Does not include any shares of common stock issuable upon the exercise of the Founders’ Options, assuming they are granted. See PROPOSAL FOUR, “PROPOSAL TO APPROVE THE FOUNDERS’ OPTIONS”.

Executive Compensation

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2011, 2010 and 2009. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Zhiguo Wang President, Chief Executive Officer	2011 2010 2009	15,757 11,507 9,648	— — —	— — —	— — —	— — —	— — —	— — —	15,757 11,507 9,648

Adam Wasserman (1) Chief Financial Officer	2011 2010 2009	40,000 — —	— — —	— — —	— — —	— — —	— — —	— — —	40,000 — —

Guifang Qi Treasurer, YBP and Vice General Manager, HDS	2011 2010 2009	11,586 9,146 7,894	— — —	— — —	— — —	— — —	— — —	— — —	11,586 9,146 7,894

Xingming Han General Manager, HDS	2011 2010	15,757 11,212	— —	— —	— —	— —	— —	— —	15,757 11,212
	2009	6,856	—	—	—	—	—	—	6,856

Li Zhao (2) Chief Financial Officer	2011 2010 2009	901 4,426 4,385	— — —	— — —	— — —	— — —	— — —	— — —	901 4,426 4,385

Shiyi Li (3) Chief Financial Officer	2011 2010 2009	2,188 N/A N/A	— — —	— — —	— — —	— — —	— — —	— — —	2,188 N/A N/A

(1)	Mr. Wasserman has served as CFO since September 1, 2011.
(2)	Ms. Zhao served as CFO from January 1, 2009 to March 10, 2011.
(3)	Shiyi Li served as CFO from March 10, 2011 to September 1, 2011.

Employment Agreements

We have entered into employment agreements with our Chinese executive officers in the form and with the provisions specified by the Harbin Labor and Social Security Bureau. The provisions of these agreements are not negotiable and do not vary other than providing the term, title and salary of the individual employee.

We had an employment agreement with Mr. Wang, pursuant to which he is employed in the capacity of Chief Executive Officer, for a term of three years, commencing May 9, 2009 and terminating on May 8, 2012. His contractually-provided compensation was RMB 7,000 per month for the entire term, although management increased his salary to RMB 10,000 per month from July 2011 through May 8, 2012. We entered into a new employment agreement with Mr. Wang for a three-year term, commencing May 10, 2012 and terminating on May 9, 2015. Mr. Wang’s compensation under the new agreement is RMB 10,000 per month.

We had an employment agreement with Mr. Han, pursuant to which he is employed in the capacity of General Manager, for a term of three years, commencing April 9, 2009 and terminating on April 8, 2012. His contractually-provided compensation was RMB 7,000 per month for the entire term, although management increased his salary to RMB 10,000 per month from July 2011 through April 8, 2012. We entered into a new employment agreement with Mr. Han for a three-year term, commencing April 10, 2012 and terminating on April 9, 2015. Mr. Han’s compensation under the new agreement is RMB 10,000 per month.

We had an employment agreement with Madame Qi, pursuant to which she is employed in the capacity of Vice General Manager, for a term of three years, commencing April 9, 2009 and terminating on April 8, 2012. Her contractually-provided compensation was RMB 4,500 per month for the entire term, although management increased her salary to RMB 7,000 per month from July 2011 through April 8, 2012. We entered into a new employment agreement with Madame Qi for a three-year term, commencing April 10, 2012 and terminating on April 9, 2015. Madame Qi’s compensation under the new agreement is RMB 5,000 per month.

Effective September 1, 2011, Mr. Wasserman, through CFO Oncall Asia, Inc. entered into an agreement (the “Wasserman Agreement”) with us providing for his appointment as our Chief Financial Officer of the Company for a period of one year. Pursuant to the Wasserman Agreement, Mr. Wasserman will receive a salary of $96,000 per year, payable in equal monthly installments. Mr. Wasserman’s compensation is paid to CFO Oncall Asia, Inc., of which he serves as Chief Executive Officer and in which he is the majority shareholder.

There are no outstanding equity awards to any of our named executive officers.

Compensation Committee Interlocks and Insider Participation; Corporate Governance

We are a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act and an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. We do not have standing audit, compensation and corporate governance committees, or committees performing similar functions. Our Board of Directors, as a whole, handles the matters usually addressed by such committees. All of our directors are also executive officers of the Company. We anticipate that as we become more familiar with the obligations of U.S. public companies and once our stock is trading, we will implement appropriate corporate governance structures to comply with SEC and/or stock exchange requirements that would be applicable to us at such time.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Section 16 officers, directors and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Copies of these filings must be furnished to us. Based solely upon a review of the forms filed with the SEC by our Section 16 officers, directors and beneficial owners of more than 10% of our common stock, regarding their ownership of, and transactions in, our common stock and upon written representations from such persons that no additional forms were required, we believe that during the 2012 fiscal year, since the Company has become subject to the reporting requirements of the Exchange Act, all Section 16(a) reports were timely filed.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR the proposal to adopt the 2012 Plan in compliance with Rule 16b-3.

PROPOSAL FOUR

PROPOSAL TO APPROVE THE FOUNDERS’ OPTIONS

The following is only a summary of the terms of the Founders’ Options and is qualified in its entirety by reference to the full text of the form of the Founder’s Option, a copy of which is attached as Appendix C to this proxy statement.

Background

Generally, the founders of a corporation in the United States receive shares of stock in consideration of the tangible and intangible assets contributed by them to the enterprise. Since the consideration for those shares is the transfer of assets, including intellectual property, and business know-how, sometimes referred to as “sweat equity”, no cash payment for such shares occurs.

However, unfamiliar with the usual way that founders acquire equity interests in corporations in the United States, the HDS Shareholders both contributed assets to the Company and actually purchased their HDS Shareholders’ Stock between March 2008 and September 2009, for cash, in a series of four different offerings of YBP’s common stock during that period, at prices ranging between $0.02 and $0.10 per share, for an aggregate purchase price of $966,501.

As a result of the Contractual Arrangements of the Second Restructure, in which all of the profits of HDS will be paid under the terms of the Business Cooperation Agreement to JSJ, which is an indirect wholly-owned subsidiary of YBP, combined with the actual purchase by the HDS Shareholders of the HDS Shareholders’ Stock for cash, it could be viewed that Mr. Wang, Madame Qi and Mr. Han have, in effect, paid for their HDS Shareholders’ Stock twice.

Accordingly, it is the intention of the Company to rectify this situation by issuing a Founder’s Option to each of Mr. Wang, Madame Qi and Mr. Han in an amount equal to the number of shares of the Company’s common stock that each of them currently owns.

The terms of each Founder’s Option will be identical to each other except for the name of the optionee and the number of shares of the Company’s common stock subject to each such Founder’s Option. Those terms include:

•	The issuance of the Founders’ Options will be subject to pre-issuance approval by our shareholders as described below;

•	Each Founder’s Option will be fully vested upon issuance;

•
Each Founder’s Option may be exercised only upon the approval by the YBP shareholders of an amendment to YBP’s Articles of Incorporation increasing the number of shares of authorized common stock and the filing of a Certificate of Amendment to the YBP Articles of Incorporation with the Secretary of State of Nevada;

•	Each Founder’s Option will be exercisable for a period of five years;

•	Each Founder’s Option will have a per share exercise price equal to the fair market value of a shares of YBP common stock on the date of grant; and

•
Each Founder’s Option will have a cashless exercise feature, pursuant to which, at the optionee’s election, he or she may choose to deliver previously-owned shares of YBP common stock in payment of the exercise price or not  pay the exercise price of the Founder’s Option and receive instead a reduced number of shares of YBP common stock reflecting the value of the number of shares of YBP common stock equal to the difference, if any,  between the aggregate fair market value of the shares issuable upon exercise of the Founder’s Option and the exercise price of the Founder’s Option.

The number of shares of the Company’s common stock subject to each Founder’s Option is as follows:

Number of Optionee	Name of Shares Subject to Founder’s Option
Zhiguo Wang	20,103,475
Guifang Qi	2,488,737
Xingming Han	213,300
All directors and executive officers as a group (3 persons)	22,805,512

The terms of the Founders’ Options have not been determined as a result of arm’s-length negotiations. The Board of Directors of YBP consists of the same persons who are the HDS Shareholders and the grantees of the Founders’ Options.

To the extent that the Founders’ Options are exercised, assuming they are approved by the shareholders and granted as described above, the number of shares of the Company’s common stock then held by each HDS Shareholder could as much as double, which would be highly dilutive to the other existing shareholders. The following chart shows the maximum effect of this dilution assuming full exercise of each Founder’s Option for cash:

Shareholder	Number Shares Presently Held	Percentage of Issued Shares Presently Held	Number Shares Held Assuming Exercise of All Founders’ Options (1)	Percentage of Issued Shares Following Exercise of All Founders’ Options (1)
Zhiguo Wang	20,103,475	40.21%	40,206,950	55.23%
Guifang Qi	2,488,737	4.98%	4,977,474	6.84%
Xingming Han	213,300	0.43%	426,600	0.59%
All HDS Shareholders as a group (3 persons)	22,805,512	45.61%	45,611,024	62.65%
All other existing shareholders	27,194,488	54.39%	27,194,488	37.35%

Total	50,000,000	100.00%	72,805,512	100.00%

____________

(1)	Assumes that all Founders’ Options are exercised for cash.

The Company’s common stock does not currently trade on any exchange and is not quoted on any quotation system.

It is the Company’s express intention that the Founder’s Options, including, among other things, the grant, exercise and manner of payment thereof, be approved by the shareholders pursuant to Rule 16b-3 under the Exchange Act. Among other things, this will allow the grantees of the Founders’ Options to exercise their respective Founder’s Option by delivering previously-owned shares of YBP common stock or canceling a certain number of shares subject to their Founder’s Option with an aggregate value that represents the difference, if any, between the exercise price and the fair market value on the date of exercise (otherwise known as a “cashless exercise”), and the grantee will not be subject to the short-swing profits prohibition under Section 16(b) of the Exchange Act.

Executive Compensation

Information regarding executive compensation of the Company’s executive officers can be found under PROPOSAL THREE, “PROPOSAL TO ADOPT THE 2012 EQUITY INCENTIVE PLAN”.

Federal Income Tax Consequences

Information regarding certain tax consequences regarding the Founders’ Options can be found under PROPOSAL THREE, “PROPOSAL TO ADOPT THE 2012 EQUITY INCENTIVE PLAN”. For United States federal income tax purposes, the Founders’ Options are considered non-qualified stock options.

Effect of Approval of Founders’ Options on Control of the Company

Presently, the HDS Shareholders collectively own 22,805,512 shares, or 45.61%, of YBP’s Common Stock. They serve as the sole directors and executive officers of the Company, other than the CFO position. If the Founders’ Options are eventually approved by our shareholders and issued to the HDS Shareholders, the HDS Shareholders may, upon exercise, own as many as 45,611,024 shares, or 62.65%, of YBP’s Common Stock. In such event, the HDS Shareholders would have both effective and absolute control of the Company, allowing them, by themselves, to elect all directors of the Company and determine the outcome of most matters placed before the shareholders for action. In fact, Mr. Wang himself could own as many as 40,206,950 shares, or 55.23%, of YBP’s Common Stock, meaning he could take all such actions by himself.

Effect of Other Proposals on Founders’ Options

The Founders’ Options, if they are approved by the shareholders, will not be issued from the 2012 Plan. Therefore, the issuance of the Founders’ Option does not depend upon whether Proposal Three, “Approval of the 2012 Plan”, is approved by the shareholders, nor will the issuance of the Founders’ Options reduce the number of shares with respect to which awards may be granted under the 2012 Plan, assuming the 2012 Plan is approved by the shareholders.  However, assuming that the Founders’ Options are approved by the shareholders and granted, the Founders’ Options cannot be exercised unless the shareholders also approve Proposal One increasing the authorized number of shares of the Company’s capital stock.

Because our three directors, Zhiguo Wang, Guifang Qi and Zingming Han, are interested in the outcome of Proposal Four, either they will not vote any stock they beneficially own or any votes they may cast will not be counted on Proposal Four at the Special Meeting.  Proposal Four must therefore receive the affirmative vote of the majority of shares other than those beneficially owned by Mr. Wang, Madame Qi and Mr. Han.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR the proposal to approve the Founders’ Options in compliance with Rule 16b-3.

SHAREHOLDER PROPOSALS

From time to time shareholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for our 2013 annual meeting of shareholders, proposals must be received by us no later than February 1, 2013.

EXCHANGE ACT FILINGS

We filed our original Registration Statement on Form 10 on May 8, 2012, Amendment No.1 to our Form 10 on June 29, 2012, Amendment No.2 to our Form 10 on September 14, 20112, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012 (the “10-Q”) on August 14, 2012, Amendment No.1 to the 10-Q on September 13, 2012 and Amendment No. 2 to the 10-Q  on September 14, 2012 (collectively, the 10-Q/A”), with the SEC. Shareholders may obtain copies of any of these original or amended filings, and the exhibits to any of them, without charge, by writing to our Corporate Secretary, at our principal executive offices at 294 Powerbilt Avenue, Las Vegas, Nevada 89174.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.yewchina.com.

OTHER MATTERS

Management does not know of any matters to be presented at the Special Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a shareholder vote is necessary to transact any other business at the Special Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the 2012 Special Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Zhiguo Wang
Chairman

Las Vegas, Nevada
____________, 2012

Appendix A

FORM OF
CERTIFICATE OF AMENDMENT
OF ARTICLES OF INCORPORATION
OF YEW BIO-PHARMGROUP, INC.
(Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes)

Yew Bio-Pharm Group, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify:

FIRST: Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment of Articles of Incorporation of the Corporation, “ARTICLE 3 – Shares; Number of Shares Corporation is Authorized to Issue” of the Corporation’s Articles of Incorporation is hereby amended to read in its entirety as set forth below:

ARTICLE 3. Shares; Number of Shares Corporation is Authorized to Issue

The aggregate number of shares which the Corporation shall have authority to issue is 150,000,000, of which there shall be 140,000,000 shares of Common Stock, with $.001 par value (the "Common Stock"), and 10,000,000 shares of Preferred Stock, with $.001 par value (the "Preferred Stock"). Each share of such Common Stock shall have identical rights and privileges in every respect. The Preferred Stock may be issued in such series, and on such terms and conditions, which need not be the same, as the Board of Directors shall determine from time to time.

SECOND: This Certificate of Amendment shall become effective at 8:00 a.m., Nevada time, on the date of filing of this Certificate of Amendment.

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 78.390 of the Nevada Revised Statutes. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 78.370 of the Nevada Revised Statutes and held on December 13, 2012. The number of shares of Common Stock eligible to vote to approve the Certificate of Amendment was [           ]. Of such eligible shares, [                  ] shares were present or represented by proxy at the special meeting, of which [                     ] shares voted in favor of approving the Certificate of Amendment, which number is sufficient for approval and adoption of the Certificate of Amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of Articles of Incorporation has been

YEW BIO-PHARM GROUP, INC.

By:
Name:
Title:

executed as of this [      ] day of [                     ], 2012.

Appendix B

YEW BIO-PHARM GROUP, INC.
2012 EQUITY INCENTIVE PLAN

1. Purpose, History and Effective Date.

(a) Purpose. The Yew Bio-Pharm Group, Inc. 2012 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

(b) (c) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 11.

2. Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(b) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, or Restricted Stock Units.

(c) “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the grant of an Award in such form as the Committee determines.

(d) “Board” means the Board of Directors of the Company.

(c) “Change of Control” means the occurrence of any one of the following events:

(i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and  (B) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g) “Committee” means (i) the Compensation Committee of the Board if there is such a committee of the Board (or a successor or similar committee with the same or similar authority); or (ii) the Board as a whole if there is no Compensation Committee (or a successor or similar committee with the same or similar authority).

(h) “Company” means Yew Bio-Pharm Group, Inc., a Nevada corporation, or any successor thereto.

(i) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(j) “Disability” has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.

(k) “Disinterested Persons” means the non-employee directors of the Company within the meaning of Rule 16b-3 as promulgated under the Exchange Act.

(l) “Effective Date” means the date the Company’s shareholders approve this Plan.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(n) “Fair Market Value” means, per Share on a particular date,  (i) if, on such day, the Stock shall be traded on a national securities exchange, the closing sales price of a Share of Stock as published by such national securities exchange or if there is no sale of Stock on such date, the average of the bid and asked price on such exchange at the close of trading on such date, or (ii) if the Stock is not listed on a national securities exchange on such date, and are traded on a national securities market, the average of the bid and asked price in the over-the-counter market at the close of trading on such date, or (iii) if the provisions of clause (i) and clause (ii) shall not be applicable, such amount as shall be determined in good faith by the Committee; provided, that the exercise price shall not be less than the par value of a Share of Stock and provided further, in all cases, that if the Fair Market Value as determined in accordance with the foregoing shall be different from such value as determined by Statement of Financial Accounting Standards No. 123R (or any successor or amended Statement adopted by the Financial Accounting Standards Board or its successor), then the Fair Market Value shall be determined according to the latter method.

(o) “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(p) “Option” means the right to purchase Shares at a specified price during a specified period of time.

(q) “Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.

(r) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following for such period as the Committee specifies:

(i) Revenue;

(ii) Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);

(iii) Income before income taxes and minority interests;

(iv) Operating income;

(v) Pre- or after-tax income;

(vi) Average accounts receivable;

(vii) Cash flow;

(viii) Cash flow per share;

(ix) Net earnings;

(x) Basic or diluted earnings per share;

(xi) Return on equity;

(xii) Return on assets;

(xiii) Return on capital;

(xiv) Growth in assets;

(xv) Economic value added;

(xvi) Share price performance;

(xvii) Total shareholder return;

(xviii) Improvement or attainment of expense levels;

(xix) Market share or market penetration;

(xx) Business expansion, and/or acquisitions or divestitures.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan.

(s) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(t) “Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.

(u) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.

(v) “Plan” means this Yew Bio-Pharm Group, Inc. 2012 Equity Incentive Plan, as may be further amended from time to time.

(w) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(x) “Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.

(y) “Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.

(z) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(aa) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb) “Share” means a share of Stock.

(cc) “Stock” means the common stock of the Company.

(dd) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.

3. Administration.

(a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

(b) Delegation to Other Committees. To the extent applicable law permits, the Board may delegate to another committee of the Board any or all of the authority and responsibility of the Committee. However, no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such other committee to the extent of such delegation.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.

4. Eligibility. The Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates, an individual that the Company or an Affiliate has engaged to become an officer or other employee, a Non-Employee Director, or a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. Notwithstanding the foregoing, a Non-Employee Director automatically will be a Participant with respect to the automatic grants described in Section 7(b) to the extent that such grants are made under Section 7(b).

5. Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 15,000,000 Shares are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 15,000,000 Shares upon the exercise of Incentive Stock Options.

(b) Replenishment of Shares under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance as Incentive Stock Options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award or the withholding taxes due as a result of the issuance or receipt of a payment or Shares under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), but such Shares may not be issued pursuant to Incentive Stock Options.

(c) Participant Limitations. Subject to adjustment as provided in Section 13, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:

(i) receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 200,000 Shares except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 400,000 Shares;

(ii) receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 200,000 Shares;

(iii) receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 200,000 Shares; or

(iv) receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (c), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

7. Options.

(a) Discretionary Grants. Except as provided in subsection (b) and subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(i) Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(ii) The number of Shares subject to the Option.

(iii) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(iv) The terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals or may provide for an acceleration of the exercisability upon the Participant’s death, Disability or Retirement.

(v) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an Option for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the Option’s termination date.

(vi) The exercise period following a Participant’s termination of employment or service.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

(b) Automatic Grant to Non-Employee Directors.

(i) Annual Grants. Subject to the provisions of Section 7(b)(vii), upon the conclusion of each regular annual meeting of the Company’s shareholders held each year, beginning with the meeting held in 2006, each Non-Employee Director who is initially elected as a member of the Board at such meeting, and each Non-Employee Director who will continue serving as a member of the Board thereafter, shall receive an Option for 5,000 Shares. Such option shall be granted on the date of such meeting.

(ii) Initial Grants. Each Non-Employee Director who first becomes a member of the Board after the Effective Date and on a date other than the regular annual meeting of the Company’s shareholders as described in clause (i) above, shall receive a one-time grant of an Option for such number of Shares as is determined by multiplying 5,000 Shares by a fraction, the numerator of which is the number of months (each calculated as 30 days) from the date the Non-Employee Director first joins the Board to the date of the next regularly-scheduled annual shareholders’ meeting and the denominator of which is twelve (12). Such Option shall be granted on the date when such Non-Employee Director first joins the Board.

(iii) Exercisability. Options granted under this Section 7(b) shall become exercisable in full upon the earliest of:

(A) the first (1st) anniversary of the date of grant provided the Non-Employee Director is a member of the Board on such date; provided that if the Non-Employee Director resigns from the Board for any reason other than those specified in clause (B) prior to the first (1st) anniversary of the grant date, a pro-rata portion of the Option (based on the ratio that the number of months (calculated as 30 days) that have elapsed since the grant date to the date of such resignation bears to twelve (12) shall become vested and exercisable;

(B) the termination of such Non-Employee Director’s service because of death, Disability, or retirement at or after age 65; or

(C) a Change of Control as specified in Section 13(c).

(iv) Exercise Price. The Exercise Price for each Option granted under this Section 7(b) shall be equal to the Fair Market Value of a Share on the date of grant. The exercise price may be paid in cash, by tendering previously acquired Shares (that have been held for at least six months or acquired on the open market if so required to avoid an accounting expense to the Company), or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(v) Term. All Options granted under this Section 7(b) shall terminate on the earlier of:

(A) the tenth (10th) anniversary of the date of grant; or

(B) the date that is ninety (90) days after the termination of such Non-Employee Director’s service for any reason.

(vi) Adjustment. Options granted under this Section 7(b) shall be subject to adjustment as provided in Section 14.

(vii) Discretionary Grants to Non-Employee Directors. Notwithstanding the foregoing, the Committee or the Board may determine that the Non-employee Directors shall receive discretionary grants of Options in accordance with Section 7(a) above in lieu of the automatic annual grants set forth in Section 7(b)(i) with respect to any given year. In such case, no automatic grants of Options shall be made under Section 7(b)(i) for such year and all grants of Options, if any, for such year, shall be made in accordance with Section 7(a), except that the Board shall determine all of the terms and conditions of such annual Option grant, if any, rather than the Committee.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a) Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

(b) The number of Shares to which the SAR relates.

(c) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(d) The terms and conditions of exercise or maturity, which may include a provision that accelerates the exercisability of the SAR upon the Participant’s death, Disability or Retirement. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.

(e) The term, provided that an SAR must terminate no later than 10 years after the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an SAR for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the SAR’s termination date.

(f) Whether the SAR will be settled in cash, Shares or a combination thereof.

9. Performance Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:

(g) The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.

(h) One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award.

(i) Whether all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement.

(j) With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

10. Restricted Stock and Restricted Stock Unit Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates.

(b) The period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; provided that, subject to the provisions of Section 10(c), an Award that is subject to the achievement of Performance Goals must have a restriction or vesting period of at least one year, and an Award that is not subject to Performance Goals must have a restriction or vesting period of at least three years. Notwithstanding the foregoing, if the Committee determines in its sole discretion that an Award of Restricted Stock or Restricted Stock Units is granted to a Participant in lieu of cash compensation (including without limitation bonus cash compensation), the Committee may impose such restriction or vesting period on such Award as it determines.

(c) Whether all or any portion of the restrictions or vesting schedule imposed on the Award will lapse or be accelerated upon a Participant’s death, Disability or Retirement.

(d) With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.

(e) With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(f) Whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

11. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award.

12. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. This Plan will terminate on the tenth anniversary of the Effective Date unless the Board or Committee earlier terminates this Plan pursuant to Section 12(b).

(b) Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(ii) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section 14); or (B) an amendment to the provisions of Section 12(e).

(c) Amendment, Modification or Cancellation of Awards. Except as provided in Section 12(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 14), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 14(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 12 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 14, neither the Committee nor any other person may decrease the exercise price for any outstanding Option after the date of grant nor cancel or allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 12(b)(ii).

13. Taxes.

(a) Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

(b) Use of Shares to Satisfy Tax Withholding. The Committee may permit a Participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

14. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 14(c), the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the amount the holder could have received in respect of such Award under Section 14(c) and (B) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 14(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control.

(i) The Committee may specify, either in an Award Agreement or at the time of a Change of Control, whether an outstanding Award shall become vested and/or payable, in whole or in part, as a result of a Change of Control.

(ii) If, in connection with the Change of Control, the Options and SARs issued under the Plan are not assumed, or if substitute Options and SARs are not issued, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise of the Option or SAR that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of an Option or SAR that is outstanding as of the date of the Change of Control shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

(iii) If, in connection with the Change of Control, the Shares issued to a Participant as a result of the accelerated vesting or payment of a Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award or Performance Unit Award under this subsection (c) are not registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of such Shares shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.

(d) Parachute Payment Limitation.

(iv) Scope of Limitation. This Section 14(d) shall apply to an Award only if:

(C) the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 16(d) than it was before the application of this Section 14(d); or

(D) the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 14(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 14(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(v) Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(vi) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(vii) Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(viii) Related Corporations. For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

15. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));

(ii) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(iii) conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(iv) the automatic grant of a new Option (the “replenishment Option”) to a Participant who pays the exercise price of an existing Option in Shares; provided that the replenishment Option shall cover only that number of Shares that is used to pay the exercise price and shall expire at the same time as the original Option to which it relates;

(v) restrictions on resale or other disposition of Shares, including imposition of a retention period; and

(vi) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Nevada, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Clark, or the Federal District Court for the District of Nevada sitting in the County of Clark, in the State of Nevada, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

Appendix C

FORM OF STOCK PURCHASE OPTION

TO PURCHASE SHARES OF COMMON STOCK

OF

YEW BIO-PHARM GROUP, INC.

         THIS IS TO CERTIFY THAT _______________________, or its registered and permitted assigns (the "Holder"), has the option (the “Option”), in its sole and absolute discretion, to subscribe for and purchase from YEW BIO-PHARM GROUP, INC., a Nevada corporation (the "Company"), _____________________ fully paid and non-assessable shares (the “Issuable Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at a price per share equal to the Fair Market Value as of the date hereof (the “Effective Date”), which is ________________ (the "Exercise Price"), at any time, in whole or in part, on or after the Effective Date through 5:00 PM New York City time, on the fifth anniversary of the Effective Date (the "Expiration Date"), all on the terms and subject to the conditions hereinafter set forth.

         The number of Issuable Shares and the Exercise Price are subject to further adjustment from time to time pursuant to the provisions of Section 2 of this Option.

         Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 12 hereof.

         Section 1.  Exercise of Option.

            (a) Subject to the last paragraph of this Section 1, this Option may be exercised, in whole or in part, by the Holder hereof at any time or from time to time (each, an “Exercise Date”), on or after the Effective Date and on or prior to the Expiration Date upon delivery to the Company at the principal executive office of the Company in the United States of America, of (A) this Option, (B) a written notice stating that such Holder elects to exercise the Option evidenced hereby in accordance with the provisions of this Section 1 and specifying the number of Issuable Shares for which the Option is being exercised and (C) payment of the Exercise Price for such exercise, which shall be payable by any one or any combination of the following: (i) cash; (ii) certified or official bank check payable to the order of the Company; (iii) by the surrender (which surrender shall be evidenced by cancellation of the number of Issuable Shares represented by this Option presented in connection with a Cashless Exercise of and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of the Common Stock for which the Option is exercised as of the Exercise Date (if the Exercise Price were being paid in cash or certified or official bank check) reduced by that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price (assuming no Cashless Exercise) to be paid by (y) the Fair Market Value of one share of Common Stock on the Business Day which immediately precedes the Exercise Date; or (iv) by the delivery of shares of the Common Stock having a value (as defined by the next sentence) equal to the aggregate Exercise Price to be paid, that are either held by the Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Common Stock delivered as payment for the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be deemed to have a value equal to the Fair Market Value of one share of Common Stock on the Business Day that immediately precedes the Exercise Date. An exercise of the Option in accordance with clause (iii) is herein referred to as a "Cashless Exercise" and an exercise of the Option in accordance with clause (iv) is herein referred to as an "In-Kind Exercise." The documentation and consideration, if any, delivered in accordance with subsections (A), (B) and (C) are collectively referred to herein as the "Option Exercise Documentation."

            (b) As promptly as practicable, and in any event within ten (10) Business Days after receipt of the Option Exercise Documentation, the Company shall deliver or cause to be delivered (A) certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock specified in the Option Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (C) if less than the full number of Options evidenced hereby are being exercised or used in a Cashless Exercise, a new Option of like tenor, for the number of Issuable Shares evidenced by this Option, less the number of Issuable Shares for which the Option is then being exercised and/or used in a Cashless Exercise. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Option Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

            (c) The Company shall pay all expenses incurred by the Company in connection with and taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Options evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, as the case may be, in any name other than that of the registered holder of the Option evidenced hereby.

            (d) In connection with the exercise of any Options evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Fair Market Value for one Share of Common Stock on the Business Day which immediately precedes the Exercise Date. If more than one (1) such Option shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Options so exercised.

             (e) Notwithstanding anything to the contrary, this Option may not be exercised to the extent that there are not a sufficient number shares of the Company’s Common Stock authorized but unissued as of the Exercise Date.

              Section 2.  Certain Adjustments.

(a) The number of shares of Common Stock purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment as follows:

               (i) Stock Dividends, Subdivision, Combination or Reclassification of Common Stock.  If at any time after the date of the issuance of this Option the Company shall (i) pay a dividend on Common Stock in shares of its capital stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, (iii) subdivide its outstanding shares of Common Stock as the case may be, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then, on the record date for such dividend or the effective date of such subdivision or split-up, combination or reclassification, as the case may be, the number and kind of shares to be delivered upon exercise of this Option will be adjusted so that the Holder will be entitled to receive the number and kind of shares of capital stock that such Holder would have owned or been entitled to receive upon or by reason of such event had this Option been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph 2(a)(v).

               (ii) Extraordinary Distributions. If at any time after the date of issuance of this Option, the Company shall distribute to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation and Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other assets (excluding (A) ordinary course cash dividends to the extent such dividends do not exceed the Company's retained earnings and (B) dividends payable in shares of capital stock for which adjustment is made under Section 2(a)(i), or rights, options or Options to subscribe for or purchase securities of the Company), then in each such case the number of shares of Common Stock to be delivered to such Holder upon exercise of this Option shall be increased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares such Holder would have been entitled to receive immediately before such record date by a fraction, the denominator of which shall be the Exercise Price on such record date minus the then fair market value (as reasonably determined by the Board of Directors of the Company in good faith) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or Options applicable to one share of the Common Stock (provided that such denominator shall in no event be less than $.01) and the numerator of which shall be the Exercise Price.

(iii) Reorganization, etc.  If at any time after the date of issuance of this Option any consolidation of the Company with or merger of the Company with or into any other Person (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of either Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person (each, a "Reorganization Event"), shall be effected in such a way that the holders of the Common Stock shall be entitled to receive cash, stock, other securities or assets (whether such cash, stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for the Common Stock, then, upon exercise of this Option, the Holder shall have the right to receive the kind and amount of cash, stock, other securities or assets receivable upon such Reorganization Event by a holder of the number of shares of the Common Stock that such holder would have been entitled to receive upon exercise of this Option had this Option been exercised immediately before such Reorganization Event, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2(a). The Company shall not enter into any of the transactions referred to in this Section 2(a)(iii) unless effective provision shall be made so as to give effect to the provisions set forth in this Section 2(a)(iii).

               (iv) Carryover.  Notwithstanding any other provision of this Section 2(a), no adjustment shall be made to the number of shares of either Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than .05% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to .05% or more of the number of shares to be so delivered.

               (v) Exercise Price Adjustment. Whenever the Number Issuable upon the exercise of the Option is adjusted as provided pursuant to this Section 2(a), the Exercise Price per share payable upon the exercise of this Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the Number Issuable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the Number Issuable immediately thereafter; provided, however, that the Exercise Price for each Share of the Common Stock shall in no event be less than the par value of a share of such Common Stock.

            (b) Notice of Adjustment. Whenever the Number Issuable or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder, notice of such adjustment or adjustments setting forth the Number Issuable and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         Section 3.  No Redemption. The Company shall not have any right to redeem or call any portion of this Option.

         Section 4.  Notice of Certain Events. In case at any time or from time to time (i) the Company shall declare any dividend or any other distribution to all holders of Common Stock, (ii) the Company shall authorize the granting to the holders of Common Stock of rights or Options to subscribe for or purchase any additional shares of stock of any class or any other right, (iii) the Company shall authorize the issuance or sale of any other shares or rights which would result in an adjustment to the Number Issuable pursuant to Section 2(a)(i), (ii) or (iii), (iv) there shall be any capital reorganization or reclassification of Common Stock of the Company or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to the Holder at such Holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the date on which the transactions contemplated in Section 2(a)(i), (ii) or (iii) a notice stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or Options or, if a record is not to be taken, the date as of which the holders of record of either Common Stock to be entitled to such dividend, distribution, rights or Options are to be determined, or (b) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that the holders of record of the Common Stock shall be entitled to exchange the Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

         Section 5.  Certain Covenants. The Company covenants and agrees that all shares of Common Stock of the Company which may be issued upon the exercise of the Option evidenced hereby will be duly authorized, validly issued and fully paid and non-assessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Option, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all Issuable Shares that are the subject of this Option, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all Issuable Shares that are subject to this Option.

         Section 6.  Registered Holder. The persons in whose names this Option is registered shall be deemed the owner hereof and of the rights evidenced hereby for all purposes. The registered Holder of this Option, in its capacity as such, shall not be entitled to any rights whatsoever as a shareholder of the Company, except as herein provided.

         Section 7.  Non-Transferability of Option. This Option may not be transferred by the Holder hereof other than by the laws of descent or other laws of the registered Holder’s country of residence or the judgment of any court of competent jurisdiction over the Company. No attempted transfer not in compliance with the first sentence of this Section 7 shall be recognized by the Company or recorded on its option or stock ledgers.

         Section 8.  Replacement of Options. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Option of like tenor for the number of Issuable Shares that have not yet been exercised.

         Section 9.  Governing Law. This option shall be construed and enforced in accordance with the laws of the State of Nevada without regard to conflicts of law.

         Section 10.  Rights Inure to Registered Holder. All rights evidenced by this Option will inure to the benefit of and be binding upon the registered Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Option shall be construed to give to any Person other than Company and the registered Holder thereof any legal or equitable right, remedy or claim under this Option or the Issuable Shares, and this Option shall be for the sole and exclusive benefit of the Company and such registered Holder. Nothing in this Option shall be construed to give the registered Holder hereof any rights as a Holder of shares of either Common Stock until such time, if any, and only to the extent that, this Option is exercised in accordance with the provisions hereof.

         Section 11.  Definitions. For the purposes of this Option, the following terms shall have the meanings indicated below:

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

         "Common Stock" means the common stock of the Company.

         "Common Stock Equivalent" means any security or obligation which is by its terms convertible into or exercisable for shares of Common Stock, including, without limitation, any option, this Option or other subscription or purchase right with respect to Common Stock.

"Fair Market Value" means, per share of Common Stock, on any date specified herein: (i) if, on such day, the Stock shall be traded on a national securities exchange, the closing sales price of a Share of Stock as published by such national securities exchange or if there is no sale of Stock on such date, the average of the bid and asked price on such exchange at the close of trading on such date, or (ii) if the Stock is not listed on a national securities exchange on such date, and are traded on a national securities market, the average of the bid and asked price in the over-the-counter market at the close of trading on such date, or (iii) if the provisions of clause (i) and clause (ii) shall not be applicable, such amount as shall be determined in good faith by the Committee; provided, that the exercise price shall not be less than the par value of a Share of Stock; and provided further,  in all cases, that if the Fair Market Value as determined in accordance with the foregoing shall be different from such value as determined by Statement of Financial Accounting Standards No. 123R (or any successor or amended Statement adopted by the Financial Accounting Standards Board or its successor), then the Fair Market Value shall be determined according to the latter method.

         "Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         Section 13.  Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the Holder of an Option, at such Holder's last known address appearing on the books and records of the Company; and (b) if to the Company, at its principal executive office in the United States, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered to a courier if delivered by commercial overnight courier service; and (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed.

         IN WITNESS WHEREOF, the Company has caused this Option to be duly executed as of this _____ day of ____________, 20__.

YEW BIO-PHARM GROUP, INC By: Name: Title:

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KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

YEW BIO-PHARM GROUP, INC.

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Increase the authorized capital stock of the Company.	☐	☐	☐
2. Ratify the Second Restructure of the Company.	☐	☐	☐
3. Adopt the Yew Bio-Pharm Group, Inc. 2012 Equity Incentive Plan.	☐	☐	☐
4. Authorize the issuance of stock options to the directors.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Form 10/A are available at www.proxyvote.com.

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YEW BIO-PHARM GROUP, INC.

Special Meeting of Shareholders

December 13, 2012

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints Zhiguo Wang and Xingming Han, and each of them individually, as attorneys and proxies, of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of stock of Yew Bio-Pharm Group, Inc., standing in the name of the undersigned with all the power which the undersigned would have if present at the Special Meeting of Shareholders to be held on December 13, 2012, at 10:00 a.m. local time, and any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could so act if personally present thereat, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no selection is made, this Proxy, will be voted "FOR" Proposal Nos. 1, 2, 3 and 4.

Continued and to be signed on reverse side